SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  October 30, 1998


NATIONAL HOUSING PARTNERSHIP REALTY FUND I (a Maryland Limited Partnership)
           (Exact name of registrant as specified in its charter)

       Maryland                          0 13465               52 1358879
 (State or other jurisdiction     (Commission File Number)  (I.R.S. Employer
 of incorporation or organization)                          Identification No.)

                9200 Keystone Crossing
                Suite 500
                Indianapolis, Indiana                         46240-7602
                (Address of principal executive offices)      (Zip Code)

        Registrant's telephone, including area code:  (317) 817-7500


                               Not Applicable
        (Former Name or Former Address, if changed since last report)

 Item 4.   Changes in Registrant's Certifying Accountant

      (a)  Previous independent accountants.

           (i) On or about October 28, 1998, National Housing Partnership Realty Fund I (the "Registrant") dismissed Deloitte & Touche LLP as the Registrant's independent accountants and engaged Ernst & Young LLP as its independent accountants.

           (ii) Deloitte & Touche LLP's reports on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

           (iii) The decision to change independent accountants from Deloitte & Touche LLP to Ernst & Young LLP was recommended by the general partner of the Registrant.

           (iv)   During the Registrant's fiscal years ending December
 31, 1996 and December 31, 1997 and the subsequent interim period preceding the dismissal, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement(s) in connection with their report.

           (v) During the periods listed in item (iv) above, there have been no "reportable events" (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

           (vi) The Registrant has provided Deloitte & Touche LLP with a copy of this disclosure and requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. (A copy of the Deloitte & Touche LLP letter addressed to the Commission will be filed by amendment to this Form 8-K within 10 business days).

      (b)  New independent accountants.

           (i) On or about the date of dismissal of Deloitte & Touche LLP, the Registrant engaged Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1998.

           (ii) Prior to the appointment of Ernst & Young LLP, the Registrant did not engage or consult with Ernst & Young LLP regarding any of the matters described in Item 304(a)(2) of Regulation S-K.

 Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

           (a)  Financial Statements of Business Acquired

                Not applicable.

           (b)  Pro Forma Financial Information

                Not applicable.

           (c)  Exhibits

                The required letter of Deloitte & Touche LLP regarding a change in certifying accountant will be filed by amendment within 10 business days.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NATIONAL HOUSING PARTNERSHIP
                                REALTY FUND I (a Maryland Limited Partnership)



                                By:  The National Housing Partnership,
                                     its general partner


                                By:  National Corporation for Housing
                                     Partnerships, its general partner

 Date:  October 30, 1998             By: /s/ Troy D. Butts


                                     _______________________________
                                     Troy D. Butts
                                     Senior Vice President and
                                     Chief Financial Officer